SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 26, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

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
                Florida                                 0-5423                              59-1277135
     (State or other jurisdiction                    (Commission                         (I.R.S. Employer
           of incorporation)                         File Number)                      Identification No.)
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4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida              33410
      (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (561) 627-7171


                             Exhibit Index on Page 3

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit
          Number                Description
          ------                -----------

             99.1 Transcript of Dycom Industries, Inc. conference call, dated August 26, 2003, discussing Dycom's financial results for the fourth quarter ended July 26, 2003 and guidance for the next two quarters.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  In a conference call on August 26, 2003, a transcript of which is attached as Exhibit 99.1 and incorporated herein by reference, the Company discussed its financial results for the quarter ended July 26, 2003 and its guidance with respect to expected financial results for the first and second quarters of fiscal 2004.

                                       2

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                                  EXHIBIT INDEX

          Exhibit No                   Description
          ----------                   -----------

             99.1 Transcript of Dycom Industries, Inc. conference call on August 26, 2003.

                                       3

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DYCOM INDUSTRIES, INC.


Date: August 28, 2003                      By:  /s/ Richard L. Dunn
                                             ------------------------
                                             Name:  Richard L. Dunn
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


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